TL407 STKR2-

                          SUPPLEMENT TO THE PROSPECTUS

                        Prospectus dated January 1, 1996
                              Templeton Money Fund

On December 31, 1996, shareholders of the Templeton Money Fund (the "Fund") are scheduled to vote on a proposal that provides for the liquidation of substantially all of the assets of the Fund in exchange for shares of the Franklin Money Fund. Accordingly, as of the date of this supplement, shares of the Fund are no longer offered for sale to those not already shareholders of the Fund.

December 16, 1996